                         Riggs National Corporation
                                 Exhibit 25
                           Form 10-K for the Year
                           Ended December 31, 1993

                              POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Alexander C. Baker his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1993, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                      Capacity           Date
- - ---------                                      --------           ----


/s/ Barbara B. Allbritton                      Director             2-9-94
- - -----------------------------------                               ----------
Barbara B. Allbritton



                                               Director
- - -----------------------------------                               ----------
Norman R. Augustine



/s/ Calvin Cafritz                             Director             2-9-94
- - -----------------------------------                               ----------
Calvin Cafritz



/s/ Charles A. Camalier, III                   Director             2-9-94
- - -----------------------------------                               ----------
Charles A. Camalier, III



/s/ Ronald E. Cuneo                            Director             2-9-94
- - -----------------------------------                               ----------
Ronald E. Cuneo



/s/ Floyd E. Davis, III                        Director             2-9-94
- - -----------------------------------                               ----------
Floyd E. Davis, III

                                                                   Page 2 of 3
                                                             POWER OF ATTORNEY


Signature                                      Capacity           Date
- - ---------                                      --------           ----


/s/ Jacqueline C. Duchange                     Director             2-9-94
- - ---------------------------------                                 ----------
Jacqueline C. Duchange


/s/ Michela A. English                         Director             2-9-94
- - ---------------------------------                                 ----------
Michela A. English


/s/ James E. Fitzgerald                        Director
- - ---------------------------------                                 ----------
James E. Fitzgerald


                                               Director
- - ---------------------------------                                 ----------
David J. Gladstone


/s/ Lawrence I. Hebert                         Director
- - ---------------------------------                                 ----------
Lawrence I. Hebert


/s/ Michael J. Jackson                         Director
- - ---------------------------------                                 ----------
Michael J. Jackson


/s/ Leo J. O'Donovan                           Director
- - ---------------------------------                                 ----------
Leo J. O'Donovan


/s/ Steven B. Pfeiffer                         Director
- - ---------------------------------                                 ----------
Steven B. Pfeiffer

                                                                   Page 3 of 3
                                                             POWER OF ATTORNEY


Signature                                      Capacity           Date
- - ---------                                      --------           ----


                                               Director
- - ---------------------------------                                 ----------
John A. Sargent


/s/ James R. Schlesinger                       Director
- - ---------------------------------                                 ----------
James R. Schlesinger


/s/ Robert L. Sloan                            Director
- - ---------------------------------                                 ----------
Robert L. Sloan


/s/ James W. Symington                         Director
- - ---------------------------------                                 ----------
James W. Symington

                                               Director
- - ---------------------------------                                 ----------
Jack Valenti


/s/ Eddie N. Williams                          Director
- - ---------------------------------                                 ----------
Eddie N. Williams